THE GABELLI GROWTH FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2001

                                          [PHOTO OMITTED OF HOWARD F. WARD, CFA]
                                                             HOWARD F. WARD, CFA

TO OUR SHAREHOLDERS,

      The terrorist attacks of September make writing about investment issues seem petty. We have mourned the loss of business associates, friends and neighbors. Our condolences to the families that lost loved ones in the attack and in the rescue mission. We can't praise the firefighters, police and rescue teams enough. Everyone wanted to help. Just after the attack, I witnessed a convoy of fire trucks from Fairfield, Connecticut racing south on Interstate 95 headed for "ground zero" as quickly as their trucks could take them. Those gleaming red trucks from Fairfield, a town about 35 miles northeast of Manhattan, were flying American flags high above their cabs.

      Weeks after the attack, fire, law enforcement and other emergency personnel vehicles from as far away as Florida and Illinois remained in lower Manhattan. During times of crises, the beauty that is America is on display. If only the flags that fly could turn the clock back and help us rewrite the history of September 11.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, The Gabelli Growth Fund (the "Fund") fell 22.26%. The Standard & Poor's ("S&P") 500 Index and the Lipper Large-Cap Growth Fund Average fell 14.67% and 20.15%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund declined 43.09% over the trailing twelve-month period. The S&P 500 Index and the Lipper Large-Cap Growth Fund Average declined 26.61% and 43.77%, respectively, over the same twelve-month period. For the nine months through September 30, 2001, the Fund declined 35.86% while the S&P 500 Index and Lipper Large-Cap Growth Fund Average declined 20.38% and 32.62%, respectively.

      For the three-year period ended September 30, 2001, the Fund's cumulative total return rose 9.23%, versus a cumulative total return of 6.23% for the S&P 500 Index and a cumulative total decline of 1.51% for the Lipper Large-Cap Growth Fund Average, over the same three-year period. For the five-year period ended September 30, 2001, the Fund's total return averaged 10.14%, versus average annual total returns of 10.23% and 6.01% for the S&P 500 Index and the Lipper Large-Cap Growth Fund Average, respectively.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------------------------------------------
                                                                     QUARTER
                                                  --------------------------------------------
                                                    1ST         2ND         3RD         4TH          YEAR
                                                  -----------------------------------------------------
  2001:   Net Asset Value                         $30.16      $31.18      $24.24         --            --
          Total Return                            (20.2)%       3.4%      (22.3)%        --            --
--------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value                         $50.10      $49.73      $46.88       $37.79        $37.79
          Total Return                              7.7%       (0.7)%      (5.7)%      (11.3)%       (10.6)%
--------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value                         $38.53      $41.38      $41.07       $46.51        $46.51
          Total Return                              8.8%        7.4%       (0.8)%       26.1%         46.3%
--------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value                         $32.32      $33.37      $28.54       $35.40        $35.40
          Total Return                             12.9%        3.2%      (14.5)%       30.2%         29.8%
--------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value                         $24.50      $29.25      $33.41       $28.63        $28.63
          Total Return                              1.5%       19.4%       14.2%         3.1%         42.6%
--------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value                         $23.75      $24.34      $25.35       $24.14        $24.14
          Total Return                              7.2%        2.5%        4.1%         4.4%         19.4%
--------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value                         $20.86      $22.99      $24.91       $22.16        $22.16
          Total Return                              6.0%       10.2%        8.4%         4.9%         32.7%
--------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value                         $21.90      $21.23      $22.58       $19.68        $19.68
          Total Return                             (5.8)%      (3.1)%       6.4%        (0.5)%        (3.4)%
--------------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value                         $21.71      $21.84      $23.43       $23.26        $23.26
          Total Return                              0.6%        0.6%        7.3%         2.5%         11.3%
--------------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value                         $20.27      $19.72      $20.50       $21.59        $21.59
          Total Return                             (4.7)%      (2.7)%       4.0%         8.5%          4.5%
--------------------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value                         $18.18      $18.02      $19.51       $21.28        $21.28
          Total Return                             11.7%       (0.9)%       8.3%        12.0%         34.3%
--------------------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value                         $16.74      $17.80      $15.75       $16.27        $16.27
          Total Return                             (1.9)%       6.3%      (11.5)%        6.2%         (2.0)%
--------------------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value                         $13.99      $15.73      $17.46       $17.07        $17.07
          Total Return                             10.6%       12.4%       11.0%         1.5%         40.1%
--------------------------------------------------------------------------------------------------------------------
  1988:   Net Asset Value                         $10.87      $12.40      $12.71       $12.65        $12.65
          Total Return                             16.1%       14.1%        2.5%         2.5%         39.2%
--------------------------------------------------------------------------------------------------------------------
  1987:   Net Asset Value                           --        $10.84      $11.28        $9.51         $9.51
          Total Return                              --          8.4%(b)     4.1%       (15.7)%        (4.9)%(b)
--------------------------------------------------------------------------------------------------------------------

                AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 2001 (A)
                -----------------------------------------------
              1 Year .................................... (43.09)%
              5 Year ....................................   10.14%
              10 Year ...................................   11.97%
              Life of Fund (b) ..........................   14.09%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.

                                Dividend History
            ---------------------------------------------------------
            PAYMENT (EX) DATE    RATE PER SHARE    REINVESTMENT PRICE
            ---------------------------------------------------------
            December 27, 2000        $3.845             $38.19
            December 27, 1999        $5.160             $45.59
            December 28, 1998        $1.745             $35.15
            December 30, 1997        $5.790             $28.58
            December 31, 1996        $2.324             $24.14
            December 29, 1995        $3.960             $22.16
            December 30, 1994        $2.790             $19.68
            December 31, 1993        $0.760             $23.26
            December 31, 1992        $0.646             $21.59
            December 31, 1991        $0.573             $21.28
            December 31, 1990        $0.460             $16.27
            December 29, 1989        $0.654             $17.07
            December 30, 1988        $0.377             $12.65
            January 4, 1988          $0.152              $9.58

      For the ten-year period ended September 30, 2001, the Fund's total return averaged 11.97% annually, versus average annual total returns of 12.69% and 9.79% for the S&P 500 Index and the Lipper Large-Cap Growth Fund Average, respectively. Since inception on April 10, 1987 through September 30, 2001, the Fund had a cumulative total return of 574.77%, which equates to an average annual total return of 14.09%.

THE ECONOMY

      Prior to 9/11, the economy flirted with recession. Real Gross Domestic Product ("GDP") advanced at a 0.2% rate in the second quarter. For the twelve months ended in June, real GDP grew at a 1.2% rate, the slowest growth since the recession of 1990-91. The consumer kept the economy growing in the second quarter, however slightly, as business investment fell a striking 14.6% while personal consumption grew 2.5%. Prior to 9/11, many companies reported that their domestic business was tracking on plan but Europe and Japan were weaker than expected. This is not surprising since the U.S. economy tends to lead overseas economies and the European Central Bankers have not been as aggressive in cutting short-term interest rates as has Alan Greenspan & Co.

      It was beginning to feel like a recovery was imminent at the time the Federal Reserve Board's ("Fed's") Beige Book covering June and July, prepared for the August 21st Fed meeting, was released in mid-August. It was a surprisingly negative report that suggested economic weakness was in fact spreading by geography and industry. This led to a 25 basis point cut in the Fed Funds rate at the August 21st gathering. The Fed didn't want to look like it was panicking by doing more than 25 basis points. The market felt it was time to panic. The Fed seemed behind the curve. The market wanted more.

      On the morning of September 11, the economic outlook darkened. In the wake of the attack, consumer and business spending would certainly be cut back. The airline industry would find itself financially crippled and the broader travel business would suffer as frequent flyers simply called a time-out to assess the situation and monitor developments on CNN. A "couch potato" revival of sorts began.

      Sensing the seriousness of the moment, Congress quickly passed emergency aid legislation to shore up the airlines and provide some fiscal stimulus. As for the Fed, Greenspan cut the Fed Funds rate 50 basis points on September 17th and another 50 basis points on October 2nd. That makes nine cuts in short rates so far this year, bringing the Fed Funds Rate from 6.5% to 2.5%, its lowest level in 39 years. In all likelihood, the Fed is now fighting an economy in recession and the hope is that the added fiscal and monetary stimulus will result in a sharper V-shaped recovery early next year. We hope this is the path we are on. Clearly, the craft of reading the tea leaves is especially fraught with danger at this point in time, given the threat of further terrorist attacks on our soil and the related economic fallout.

THE STOCK MARKET

      As my associate David Plate keeps telling me, "It's the profits stupid." It seems like a long time since investors had much of anything to cheer about, especially on the earnings front. I am reminded, all too often, of that old adage, "Sixty seconds is a long time when your head is under water." With the hangover from the technology bubble resulting in widespread profit weakness, many CEOs reduced their business spending plans to cushion earnings. The economic outlook was soft enough to easily justify putting off business investment. We hoped to see a rise in merger and acquisition activity as a precursor to a pick-up in business investment. It would be a signal of increased confidence in the economy.

      Such a signal was developing over the summer months. For example, General Electric agreed to buy Heller Financial for $5.3 billion at a 50% premium to Heller's share price. Comcast made a bid to acquire the cable/broadband assets of AT&T, also at a premium valuation. Danaher made an unsolicited bid, at a 40% premium, to acquire Cooper Industries in a $5.5 billion deal. Berkshire Hathaway agreed to buy Xtra, a transportation leasing company. Tyco announced it was buying Sensormatic Electronics at a 60% price premium. Echostar made an unsolicited bid to acquire Hughes Electronics in a $30.4 billion stock bid. Solectron agreed to acquire C-Mac for $2.7 billion. Mead and Westvaco agreed to a $3 billion merger. Alltel made a hostile $6.1 billion bid for CenturyTel. On September 4, Hewlett-Packard agreed to acquire Compaq in a $26 billion stock swap. One week later the attack came and deal activity slowed as the cloud over the economy became more ominous.

      As we write, in early October, we are again seeing deals surface. On September 20th, Duke Power made an $8.5 billion bid for Westcoast Energy. On October 8th, AT&T Wireless agreed to buy the 77% stake in Teleport it didn't already own for $2.3 billion in stock. On the same day, Clear Channel agreed to buy Ackerly Group for $497 million in stock. The next day Burlington Resources announced it was buying Canadian Hunter Exploration Ltd. for $2.08 billion in cash. Additionally, on October 11th, General Electric agreed to buy Telemundo, the Spanish language broadcaster for $1.98 billion in cash and stock. GE had outbid Viacom to win Telemundo. The surge of deal activity in July and August, and then again in early October, suggests that strategic investors see value in the market and they have the confidence to commit capital. Clearly, there are fewer CEOs frozen in the headlights and this is good news for the economy and for investors.

      The stock market was expected to fall when it reopened after 9/11, and fall it did. On the first day of trading the major averages fell to new yearly lows on record NYSE volume of 2.3 billion shares. It was the single worst point decline in history for the Dow Jones Industrial Average and the 14th worst in terms of percentage decline. Perhaps the capitulation stage of the bear market was in full swing. In that first week of trading, the Dow had its worst percentage decline since 1940, falling 14.26% on the week. On Friday, September 21st, the NYSE had 784 new lows and 18 new highs. The Nasdaq had 737 lows and 11 new highs. Combined there were 1521 new lows and 29 new highs. Talk about bad breadth.

      During a week that saw record single day volume on the NYSE, the worst percentage decline in the Dow since 1940, and the worst single day point drop ever, there would seem to be sufficient evidence to make the case for capitulation. About $1.4 trillion of stock market wealth disappeared in the U.S. in that first week of trading post-attack, an amount equal to the annual output of Great Britain. The week ended with the Dow, S&P 500, Nasdaq and Russell 2000 averages at 52 week lows. It was the worst quarterly drop for the S&P 500 since the fourth quarter of 1987. It was the second worst quarterly drop for the Nasdaq in its 30-year history.

      Meanwhile, over in the bond market, yields have fallen to multiyear lows. The benchmark 10-year Treasury is now yielding 4.57% and the increasingly scarce 30-year is at 5.31%. The 5-year is at 3.77% and the 2-year is at 2.73%. It's a long way from 1981 when the 5-year was auctioned to yield 16 1/8 % and the 30-year was auctioned to yield 15%. The sagging and historically low yields on bonds will trigger asset allocation shifts to stocks. Yes, earnings are depressed but stocks are now at 1998 levels. Earnings and stock prices don't stay depressed forever. I believe we may have seen the worst of the 20-month bear market. However, no one can foresee how the ongoing war drama plays out.

PORTFOLIO HIGHLIGHTS

      Immediately after a hurricane nobody wants to buy waterfront property. But before you know it, the buyers are back and waterfront property soars in value. Admittedly, investing in growth stocks is more complicated than buying beachfront real estate, but there are similarities. The growth stock bear market of the past 20 months has been our hurricane. When the economy revives, I am highly confident our portfolio holdings will respond in kind.

      We became somewhat defensive in the first quarter of 2000, a period in which we realized $400 million of capital gains by reducing our exposure to technology stocks. Those very technology stocks subsequently declined in value. In the last 6 months of 2000, they declined to levels we felt were attractive and we added to our holdings. Unfortunately, they fell further as their earnings collapsed at a pace we have rarely, if ever, seen before. The companies didn't sense the gravity of the situation and neither did we. But given the choice of becoming more defensive after the fall or remaining well positioned for the eventual upturn, we have taken the latter course. It is the course of the long-term investor. It is a painful waiting game but I am convinced it will be rewarding. Even watched pots do eventually boil. Many of our stocks represent the best value we have seen in years. The Fund's focus remains healthcare, media, financial services and technology.

      We had 6 stocks with positive returns during the quarter. They were all healthcare stocks, led by Johnson and Johnson (+11%) and Eli Lilly (+9%). Healthcare represents approximately 20% of the portfolio and is our most "defensive" industry sector. The Fund's largest holding is Pfizer, which was largely unchanged for the quarter. I believe Pfizer has the best growth prospects of the group. Its top selling drug is Lipitor, a cholesterol fighter with sales in excess of $6 billion.

      Our largest sector exposure is media, which accounts for about 25% of the Fund. This group performed poorly during the quarter due to the postponed recovery of the advertising business, a situation made worse by 9/11. Our largest investments are AOL Time Warner, Viacom and Clear Channel Communications. These companies are free cash flow machines. AOL, whose stock fell 37% during the quarter, generated $2.5 billion in free cash flow in the first three quarters of this year. AOL has 31 million Internet service provider subscribers, and across the company's other media properties has 137 million subscribers. AOL Time Warner, Viacom and Clear Channel have tremendous properties, both in content and distribution, and I think they are bargains.

      Financial service companies represent a little over 20% of our investments. We don't own the credit card companies or the sub prime lenders. We don't own the companies that are dependent on commercial loans or mortgages. We do have substantial exposure to asset management and companies that service the asset management industry. Our largest financial holdings are State Street Corp., Mellon Financial Corp., Marsh and McLennan, and Northern Trust Company.

      We also own Goldman Sachs, Merrill Lynch, Charles Schwab and Stillwell. These are great franchises albeit with some cyclicality. Because their earnings are connected to capital market levels, volumes and asset flows, I expect these stocks to be quite sensitive to the market's overall behavior.

      Technology, broadly defined, represents our fourth area of investment focus, accounting for a little over 20% of the Fund's assets. Our largest technology holdings are Texas Instruments, Motorola, Analog Devices, Qualcomm and Intel. These are the titans of silicon and communications electronics. These stocks will all respond to signs of an improving economy. Our biggest problem technology stocks are Tellabs, Corning and Nortel. Combined these holdings represent less than 3% of our assets. These 3 amigos are out of favor contrarian investments. They are our only investments that are largely dependent on telecom capital spending. I don't think expectations for these companies can get any worse. We are staying with them for now.

      For the record, we will not hit you with a capital gain distribution this year.

LOOKING AHEAD

      We can't tell you when better markets will prevail. The timeline for economic recovery has been pushed out due to the war. I do not feel it would be smart to sell good long-term growth companies that are down in price in order to buy more defensive stocks that have not declined as much because they have less earnings cyclicality. The big question is not will the stock market in general and our stocks in particular recover. That is without doubt. The timelier question is, when? Do we have the right vaccine for a bear market?

      Let's review. The Fed is easing aggressively. Short-term interest rates have not been this low since May of 1962. The Fed has indicated it will continue to ease if necessary. This is in contrast to last year, when the Fed was tightening. Fiscal policy is expansionary with tax rate reductions, tax rebates and emergency stimulus packages. The "surplus" is being spent, which is good for the economy in the short-run. This is in contrast to last year when tax bills were higher and fiscal policy was much less of a stimulant. Energy prices have plummeted. Oil prices are down about 40%. This acts like a tax cut and is in contrast to last year when oil prices more than doubled. This is all good medicine. I don't think it is a coincidence that auto sales are running at near record levels as we go to press.

      Investors are shunning risk. They are acting scared. Money market fund assets have soared. At the same time, there is virtually no new equity supply as the third quarter was one of the weakest on record for underwriting equity issues (14 IPOs, the fewest since 1976). Expectations for profits and for the stock market are low. This is understandable what with the Nasdaq down 70% from its high. But with prices down, valuations are now much more defensible. The excesses are no more. Importantly, over the next year earnings comparisons become materially easier. It sure looks like this will be the second consecutive year of negative returns for stocks. I think we can take some comfort in knowing that we have not had 3 consecutive years of declining stock prices since 1941.

      Can the stock market rise as long as we are in a war with terrorists? It seems like a lot to ask but market psychology can change quickly. The current situation, while unnerving, lends itself to genuine wealth creation. To quote Peter Lynch, "we have had 9 recessions since World War II and corporate profits are up 60 fold since then and so is the stock market."

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AMERICAN HOME PRODUCTS CORP. (AHP - $58.25 - NYSE) is a leading pharmaceutical and consumer products company. The company's Wyeth-Ayerst Laboratories subsidiary accounts for about 70% of sales and its best-known drug is Premarin, an estrogen replacement drug. The company also makes nutritionals (Promil and Nursoy), cardiovascular therapies (Cordarone) and over-the-counter drugs like Advil, Centrum and Robitussin through its Whitehall-Robins unit. The company has no serious patent expirations on the immediate horizon and has one of the faster growing pharmaceutical businesses. We think the company can grow earnings at a low teen rate over the next few years.

ANALOG DEVICES INC. (ADI - $32.70 - NYSE) is a diversified manufacturer of semiconductors with leading positions in analog chips and digital signal processors, where it claims the number two position after Texas Instruments. The company is also a leader in converters, which enable the analog and digital chips to communicate with each other. The company's business is well diversified by industry, with only a 5% exposure to wireless handsets and a 10% exposure to personal computers. Earnings growth will likely be below trend line this year, due to overall industry weakness. We anticipate a resumption of healthy double-digit growth next year.

AOL TIME WARNER INC. (AOL - $33.10 - NYSE) owns one of the finest collections of media assets in the world. The company is the leader in providing Internet access, with over 30 million subscribers to its America Online service. In addition, the company is the largest operator of cable TV systems and a leading content provider through its ownership of CNN, Warner Bros., HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable programs. The company's media empire extends to music and publishing, where it is a leader in both. The company's business fundamentals are sound with double-digit growth in operating cash flow expected to continue for the foreseeable future.

AUTOMATIC DATA PROCESSING INC. (ADP - $47.04 - NYSE) is primarily a provider of automated payroll services. The company also sells other human resource services and trade processing services for the stock brokerage industry. The company has an impressive record of consistent double-digit growth in earnings spanning a number of years. We believe the company will continue to grow earnings at mid-teen rate going forward.

CLEAR CHANNEL COMMUNICATIONS INC. (CCU - $39.75 - NYSE) is one of the top two radio broadcasters along with Infinity Broadcasting, owned by Viacom. The company is also a leader in outdoor advertising. Radio ad rates are low compared to other media like TV and newspapers, which gives radio operators some pricing protection. This year will see a cyclical decline in advertising, reflecting the slower economy and the loss of dotcom business. Fundamentals should improve over the next six months and the company should be back on a double-digit growth track.

HOME DEPOT INC. (HD - $38.37 - NYSE) is the undisputed King of home improvement stores. With a reputation for low prices and good customer service, HD is far and away the market share leader in an attractive retailing niche. The company operates over 1,100 Home Depot stores, roughly 25 EXPO Design Center stores and a handful of Villager's Hardware stores. The company has begun international expansion with stores in Canada, Chile, Argentina and Puerto Rico. We think earnings will grow at about a 20% rate over the next few years.

INTEL CORP. (INTC - $20.44 - NASDAQ) is the dominant supplier of microprocessors for the personal computer industry with an 80% market share. The company is developing new lines of business in semiconductors for the communications equipment market and "server farms" for managing the electronic commerce needs of other companies. As a leader in flash memory chips, Intel will benefit from the growth expected in the wireless handset business. While earnings will suffer this year from the economic slowdown, we believe the company will grow earnings at a double-digit rate over the next several years. Personal computers remain the primary tool for accessing the Internet and running businesses.

JOHNSON & JOHNSON (JNJ - $55.40 - NYSE) is a diversified health care company that derives over half its revenues from pharmaceuticals. Its most recognized brand is Tylenol. The company's new drug-coated stents have received strongly positive reviews and should be a terrific new product when fully launched. Because of its diversification, the company's growth has been relatively consistent over the years. We expect the company to grow at a low teen rate over the next few years.

MARSH AND MCLENNAN COMPANIES INC. (MMC - $96.70 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of the Putnam Funds. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. The company's growth rate accelerated in recent years due primarily to the success of Putnam. While Putnam's growth is expected to slow this year, we expect the insurance brokerage business to benefit handsomely from a better pricing environment. We expect MMC to grow earnings at a double-digit rate over the next few years.

MELLON FINANCIAL CORP. (MEL - $32.33 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's traditional Mellon brand asset gathering arm, their Dreyfus, Founders and Boston Company subsidiaries are showing improvement. New management has shed non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues and that number will grow as the year progresses. Assets under management now exceed $500 billion, which creates an enviable stream of fee revenue of a recurring nature, something all bankers prize.

NORTHERN TRUST CORP. (NTRS - $52.48 - NASDAQ) is one of an elite group of institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly Hills, etc.) and continues to build its fee income in a methodical way. We believe earnings will continue to grow at a double-digit rate, powered by growth in assets under management, which exceed $200 billion. We regard NTRS as a trophy property within the financial sector.

PFIZER INC. (PFE - $40.10 - NYSE) is a diversified consumer products and pharmaceutical company. The company has a research budget in excess of $5 billion, which bodes well for future growth. Business trends are strong and we expect the company to grow earnings at a rate in excess of 20% for the next couple of years, making Pfizer one of the fastest growing pharmaceutical companies. The company's leading products include Lipitor (cholesterol),Viagra (impotence), Norvasc (blood pressure), Zithromax (antibiotic) and Zoloft (antidepressant).

STATE STREET CORP. (STT - $45.50 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets with $6 trillion under custody. Additionally, the company is a major asset manager itself with over $700 billion under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances the company's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors. State Street is an impressively consistent financial service company.

TEXAS INSTRUMENTS INC. (TXN - $24.98 - NYSE) is the largest provider of digital signal processors (DSPs), a critical component for digital communication devices, including wireless phones and digital signal lines. Having restructured the company in recent years, its valuation is no longer hostage to the memory chip (DRAM) cycle and defense businesses. We believe the DSP chip business, in which TXN is the leader, will grow at a healthy double-digit rate over the next few years, although year 2001 earnings will be hurt by the slowing in economic growth.

VIACOM INC. (VIA'B - $34.50 - NYSE) is a leading media content company, owning properties such as MTV, Nickleodeon, Showtime, TNN, Paramount, the CBS network, CBS owned TV station groups and Infinity radio stations. Growth has slowed this year with the weak economy but we are confident the company will grow at a low double-digit rate over the next few years.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

         Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                              WHO                WHEN
                              ---                ----
      Special Chats:          Mario J. Gabelli   First Monday of each month
                              Howard Ward        First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                              NOVEMBER           DECEMBER         JANUARY
                              --------           --------         -------
      1st Wednesday           Lynda Calkin       Caesar Bryan     Walter Walsh
      2nd Wednesday           Walter Walsh       Ivan Arteaga     Lynda Calkin
      3rd Wednesday           Laura Linehan      Tim O'Brien      Tim O'Brien
      4th Wednesday           Barbara Marcin     Barbara Marcin   Caesar Bryan
      5th Wednesday                                               Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Can you believe we used to worry about Lyme disease and the West Nile virus? Do you remember when you could attend a ball game without risking your life? How about the time when you actually felt the FBI, CIA and NSA knew who the bad guys were? Some of you may have looked forward to flying somewhere exotic. Heck, earlier in my career I regularly traveled to Europe and the Middle East on business and actually enjoyed it. We used to get worked up over the Air France baggage handlers going on strike. How silly it all seems now. We have had the mother of all wake-up calls. It may take awhile but we will right this ship and the fears will abate. Like the "Whos in Whoville" who would not let the Grinch deny them Christmas, the American spirit lives on. God Bless America.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

                                                     Sincerely,
                                                     /S/ HOWARD F. WARD, CFA
                                                     HOWARD F. WARD, CFA
                                                     Portfolio Manager

October 22, 2001


--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 2001
                               ------------------
      Pfizer Inc.                              Viacom Inc.
      State Street Corp.                       Clear Channel Communications Inc.
      AOL Time Warner Inc.                     Home Depot Inc.
      Mellon Financial Corp.                   Northern Trust Corp.
      Johnson & Johnson                        Automatic Data Processing Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                 MARKET
   SHARES                                                        VALUE
   ------                                                        ------
              COMMON STOCKS -- 98.4%
              BROADCASTING -- 4.2%
  2,696,600   Clear Channel Communications Inc.+ ........    $  107,189,850
                                                             --------------
              BUSINESS SERVICES -- 6.8%
  1,485,000   Automatic Data Processing Inc. ............        69,854,400
  2,288,100   Interpublic Group of Companies Inc. .......        46,677,240
    862,000   Omnicom Group Inc. ........................        55,943,800
                                                             --------------
                                                                172,475,440
                                                             --------------
              CABLE -- 3.0%
    969,000   Cablevision Systems Corp., Cl. A+ .........        39,670,860
  1,035,000   Comcast Corp., Cl. A, Special .............        37,125,450
                                                             --------------
                                                                 76,796,310
                                                             --------------
              COMMUNICATIONS EQUIPMENT -- 10.2%
  1,026,600   Agere Systems Inc., Cl. A+ ................         4,239,858
  2,881,000   Cisco Systems Inc.+ .......................        35,090,580
  2,135,000   Corning Inc. ..............................        18,830,700
  4,145,000   Motorola Inc. .............................        64,662,000
  2,315,000   Nokia Corp., Cl. A, ADR ...................        36,229,750
  3,010,000   Nortel Networks Corp. .....................        16,886,100
  1,008,000   Qualcomm Inc.+ ............................        47,920,320
  3,740,000   Tellabs Inc. ..............................        36,951,200
                                                             --------------
                                                                260,810,508
                                                             --------------
              COMPUTER HARDWARE -- 2.3%
  1,750,000   Dell Computer Corp.+ ......................        32,427,500
  3,310,000   Sun Microsystems Inc.+ ....................        27,373,700
                                                             --------------
                                                                 59,801,200
                                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 2.3%
  2,745,000   EMC Corp.+ ................................        32,253,750
    525,000   Microsoft Corp.+ ..........................        26,864,250
                                                             --------------
                                                                 59,118,000
                                                             --------------
              ELECTRONICS -- 6.4%
  1,550,000   Analog Devices Inc.+ ......................        50,685,000
  2,420,000   Intel Corp. ...............................        49,464,800
  2,471,000   Texas Instruments Inc. ....................        61,725,580
                                                             --------------
                                                                161,875,380
                                                             --------------
              ENTERTAINMENT -- 9.5%
  3,935,000   AOL Time Warner Inc.+ .....................       130,248,500
  3,240,851   Viacom Inc., Cl. B+ .......................       111,809,360
                                                             --------------
                                                                242,057,860
                                                             --------------
              FINANCIAL SERVICES -- 22.4%
    550,000   Goldman Sachs Group Inc. ..................        39,242,500
    673,500   Marsh & McLennan Companies Inc. ...........        65,127,450
  3,821,000   Mellon Financial Corp. ....................       123,532,930
  1,035,000   Merrill Lynch & Co. Inc. ..................        42,021,000
  1,344,900   Northern Trust Corp. ......................        70,580,352
  3,560,000   Schwab (Charles) Corp. ....................        40,940,000
  3,418,800   State Street Corp. ........................       155,555,400
  1,669,900   Stilwell Financial Inc.+ ..................        32,563,050
                                                             --------------
                                                                569,562,682
                                                             --------------

                                                                 MARKET
   SHARES                                                        VALUE
   ------                                                        ------
              HEALTH CARE -- 19.7%
  1,125,000   American Home Products Corp. ..............    $   65,531,250
    438,000   Amgen Inc.+ ...............................        25,741,260
    644,000   Baxter International Inc. .................        35,452,200
  2,029,000   Johnson & Johnson .........................       112,406,600
    555,000   Lilly (Eli) & Co. .........................        44,788,500
  4,207,500   Pfizer Inc. ...............................       168,720,750
  1,301,500   Schering-Plough Corp. .....................        48,285,650
                                                             --------------
                                                                500,926,210
                                                             --------------
              PUBLISHING -- 3.1%
    411,000   Dow Jones & Co. Inc. ......................        18,671,730
    717,500   McGraw-Hill Companies Inc. ................        41,758,500
    488,000   New York Times Co., Cl. A .................        19,046,640
                                                             --------------
                                                                 79,476,870
                                                             --------------
              RETAIL -- 4.8%
  2,121,577   Home Depot Inc. ...........................        81,404,909
  1,838,400   Tiffany & Co. .............................        39,801,360
                                                             --------------
                                                                121,206,269
                                                             --------------
              SATELLITE -- 1.2%
  2,370,000   General Motors Corp., Cl. H+ ..............        31,592,100
                                                             --------------
              TELECOMMUNICATIONS -- 1.3%
  1,951,747   Qwest Communications International Inc.+ ..        32,594,175
                                                             --------------
              WIRELESS COMMUNICATIONS -- 1.2%
  1,390,000   Vodafone Group plc, ADR ...................        30,524,400
                                                             --------------
              TOTAL COMMON STOCKS .......................     2,506,007,254
                                                             --------------
 PRINCIPAL
  AMOUNT
 ---------

              U.S. GOVERNMENT OBLIGATIONS -- 1.8%
$46,204,000   U.S. Treasury Bills, 2.36% to 2.52%++,
               due 10/18/01 to 12/27/01 .................        46,003,950
                                                             --------------
              TOTAL INVESTMENTS -- 100.2%
                (Cost $3,648,438,581) ...................     2,552,011,204

              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.2)% .............        (5,268,452)
                                                             --------------
              NET ASSETS -- 100.0% ......................    $2,546,742,752
                                                             ==============
------------------------
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                             THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES
Mario J. Gabelli, CFA                              Karl Otto Pohl
CHAIRMAN AND CHIEF                                 FORMER PRESIDENT
INVESTMENT OFFICER                                 DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                                Anthony R. Pustorino
ATTORNEY-AT-LAW                                    CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                          PROFESSOR EMERITUS
                                                   PACE UNIVERSITY

James P. Conn                                      Anthony Torna
FORMER CHIEF INVESTMENT OFFICER                    INVESTEC ERNST &COMPANY
FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Dugald A. Fletcher                                 Anthonie C. van Ekris
PRESIDENT, FLETCHER &COMPANY, INC.                 MANAGING DIRECTOR
                                                   BALMAC INTERNATIONAL, INC.

John D. Gabelli                                    Salvatore J. Zizza
SENIOR VICE PRESIDENT                              CHAIRMAN, HALLMARK ELECTRICAL
GABELLI & COMPANY, INC.                            SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                         OFFICERS AND PORTFOLIO MANAGER
Bruce N. Alpert                                    Howard F. Ward, CFA
PRESIDENT AND TREASURER                            PORTFOLIO MANAGER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB406Q301SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
GROWTH
FUND

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001